Capital Group New Geography Equity ETF Prospectus Supplement February 1, 2025 (for the most recent summary and statutory prospectus, as supplemented to date)

1.	The second paragraph in the “Principal investment strategies” section of the summary and statutory prospectus is amended to read as follows:

In determining whether a country is a developed country or a developing country for purposes of the fund’s investment strategy, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries.

2.	The third paragraph in the “Investment objective, strategy and risks” section of the statutory prospectus is amended to read as follows:

In determining whether a country is a developed country or a developing country for purposes of the fund’s investment strategy, the fund’s investment adviser considers such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains, and may also consider whether the country is designated as a developed market by MSCI Inc. When assessed along these criteria, a developed country will generally resemble the United States and European Union countries more closely relative to developing countries.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-016-0225P Litho in USA CGD/AFD/10039-S104905